Note 8 - Commitment and Contingency (Details)	3 Months Ended
Jun. 30, 2012
OilAndGasPropertiesTextBlock	The company purchased oil and gas assets on July 31, 2012 from EGPI Firecreek, Inc. The Company issued 14,000,000 shares of common stock to EGPI Firecreek Inc. for the North 40 acres of the J.B. Tubb Leasehold Estate/Amoco Crawar field consists of a 37.5% working interest ('WI'), 28.125% net revenue interest ('NRI') in the oil and gas interests, and pro rata oil & gas revenue and reserves for all depths below the surface to 8500 ft. including all related assets, fixtures, equipment, three well heads and three well bores. Currently, there are three wells in operation on the property currently producing approximately 300+ barrels of oil per month. The purchase also includes the Highland Production Company No. 2 well-bore in the oil and gas interests and pro rata oil & gas revenue and reserves with depth of ownership from 4700 ft. to 4900 ft.
Common stock issued and outstanding prior to Merger	71,000,000